Pension benefits - Annual Pension Cost (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Retirement Benefits [Abstract]
Service cost	$ 0	$ 1	$ 3
Interest cost on prior years’ benefit obligation	0	0	1
Gross pension cost for the year	0	1	4
Expected return on plan assets	0	0	(1)
Net pension cost for the year	0	1	3
Impact of settlement/curtailment of defined benefit plans	2	1	0
Total net pension cost	$ 2	$ 2	$ 3